1 Rhopressa TM (ROCK-NET Inhibitor) Rho Kinase Elevated Intraocular Pressure Treatment Trial (Rocket 1) Phase 3 Topline Results 1 Exhibit 99.2

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Background
There are three Phase 3 registration trials for Rhopressa
TM
, “Rocket 1,”
a 90-day efficacy trial, the results of which are reported in this presentation, “Rocket 2,” a 12-month safety trial with a 90-day interim efficacy readout expected third quarter 2015, and “Rocket 3,” a safety-
only study being conducted in Canada.
Rocket 1 clinical trial evaluated
•
the ocular hypotensive efficacy of Rhopressa
TM
0.02%, dosed QD,
versus Timolol, 0.5%, dosed BID, in patients with elevated
intraocular pressure (OAG and OHT) for 90 days
•
the ocular and systemic safety of Rhopressa
TM
, 0.02% for 90 days

4

Patients randomized
1:1
Primary endpoint: Mean IOP at
Weeks 2 and 6 and Day 90
Patients with open angle glaucoma (OAG) or ocular hypertension (OHT)
with IOP >20 mmHg and < 27 mmHg
N=411 randomized at 36 sites
(370 subjects per protocol)
Timolol 0.5%
BID
Rhopressa
TM
Rocket 1 Trial Design
Rhopressa
TM
0.02% QD (PM)

Study Endpoints
Efficacy:
• The primary efficacy endpoint is the mean IOP at the following time points: 08:00, 10:00, and 16:00 at the Week 2, Week 6, and Day 90
visits
• Secondary efficacy endpoints include
• IOP analysis stratified by baseline IOP above and below 24 mmHg
• Mean change from baseline IOP
• Mean percent change from diurnally adjusted baseline IOP
• Mean diurnal and change from baseline diurnal IOP
Safety:
• Ocular and systemic safety measures

Trial Conduct
Number of Patients Randomized - 411
Number of Early Terminations – 44 (Combined Rhopressa
TM
and
Timolol)
31 in Rhopressa
TM
, 13 in Timolol
Major Reasons for Early Termination (Combined Rhopressa
TM
and
Timolol)
Adverse events (55%)
Protocol violation (18%)
Withdrawal of consent (11%)
Lack of efficacy (7%)
Investigator decision (4%)

Primary Endpoint: Topline Summary
Per Protocol population (baseline IOP < 27 mmHg)
Rhopressa
TM
did not meet criteria for non-inferiority to Timolol
Rhopressa
TM
mean difference from Timolol ranged from –0.4 to
+1.3 mmHg
Inferiority was driven by a subset of Rhopressa
TM
patients losing
efficacy over time (~ 20%)

Rhopressa
TM
Rocket 1, Per Protocol
* Missed upper 95% CI criteria (<1.5 mmHg)
Baseline IOP < 27 mmHg at all time points
TM
Baseline
8 AM 23.4 23.4
10 AM 22.3 21.9
4 PM 21.8 21.5
Day 15
8 AM 18.7 18.3 0.4 (-0.3, 1.0)
10 AM 17.3 17.6 -0.3 (-0.9, 0.4)
4 PM 17.2 17.7 -0.5 (-1.1, 0.2)
Day 43
8 AM 19.4 18.2 1.1 (0.4, 1.8)*
10 AM 18.1 17.4 0.7 (0.0, 1.4)
4 PM 17.9 17.7 0.2 (-0.5, 0.8)
Day 90
8 AM 19.8 18.5 1.3 (0.6, 2.0)*
10 AM 18.9 18.0 1.0 (0.3, 1.7)*
4 PM 18.5 17.7 0.7 (0.1, 1.4)
(95% CI)
Timolol Rhopressa – Mean IOP
Rhopressa
TM
N=182
Timolol
N=188
Mean
Difference
95% CI

IOP
mmHg +/- SEM
26
25
24
23
22
21
20
19
18
17
16
AR-13324 0.02% (n=182)
Timolol 0.5% (n=188)
Pre-
Study
8AM
Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

9 Mean Baseline IOP < 27 mmHg at All Time Points

Rhopressa
TM
Subjects With Decreasing Efficacy
Over Time
(Decreasing efficacy over time defined as greater than 3 mmHg)
Correlation With Entry Baseline IOP
Possible explanations for “drifter” subjects
n= number of subjects per protocol
•
Severe trabecular meshwork damage (e.g. duration of disease)
•
Dosing compliance
•
Concomitant medications
•
<27 mmHg – 36 drifters (n=182, 19.8%)
•
<26 mmHg – 18 drifters (n=133, 13.5%)
•
<24 mmHg – 5 drifters  (n=76, 6.6%)

Lower baseline populations (IOP < 26 mmHg and IOP < 24 mmHg)
IOP < 26 mmHg cohort (n=277), Rhopressa
TM
met non-inferiority
criteria at all 9 time points and was numerically superior to Timolol at the majority of time points
IOP < 24mmHg cohort (n=160), Rhopressa
TM
met non-inferiority
criteria at all 9 time points and was numerically superior to Timolol at all 9 time points (Pre-specified analysis)
Subjects with loss of efficacy reduced by 50% in baseline IOP < 26
mmHg cohort and by 86% in baseline IOP < 24 mmHg
Topline Summary (Lower Baseline IOP)

Rhopressa
TM
Rocket 1, Baseline IOP < 26 mmHg
Rhopressa
TM
met non-inferiority criteria at all time points and
numerical superiority at majority of time points
Baseline
8 AM 22.7 22.8
10 AM 21.7 21.3
4 PM 21.0 20.8
Day 15
8 AM 17.8 18.0 -0.2 (-0.8,0.4)
10 AM 16.5 17.1 -0.6 (-1.2,0.0)
4 PM 16.4 17.3 -0.9 (-1.5,-0.2)
Day43
8 AM 18.3 17.9 0.4 (-0.3,1.1)
10 AM 17.3 17.1 0.2 (-0.5,0.8)
4 PM 17.0 17.4 -0.4 (-1.1,0.3)
Day 90
8 AM 18.8 18.3 0.5 (-0.2,1.3)
10 AM 17.9 17.7 0.2 (-0.5,0.9)
4 PM 17.4 17.4 -0.01 (-0.7,0.6)
Mean IOP
Rhopressa
TM
N=133
Timolol
N=144
Rhopressa
(95% CI)
Timolol –
TM
Mean
Difference
95% CI

IOP
mmHg +/- SEM
25
24
23
22
21
20
19
18
17
16
15
AR-13324 0.02% (n=133)
Timolol 0.5% (n=144)
Pre-
Study
8AM
Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

13 Baseline IOP < 26 mmHg

Rhopressa
TM
Rocket 1, Baseline IOP < 24 mmHg
Rhopressa
TM
met non-inferiority criteria at all 9 time points was
numerically superior to Timolol at all 9 time points
(Pre-specified analysis)
Baseline
8 AM 21.8 21.9
10 AM 20.7 20.6
4 PM 20.2 20.1
Day 15
8 AM 16.7 17.3 -0.6 (-1.3, 0.1)
10 AM 15.6 16.8 -1.2 (-1.9, -0.4)
4 PM 15.6 16.9 -1.4 (-2.1, -0.7)
Day 43
8 AM 17.2 17.4 -0.2 (-0.9, 0.6)
10 AM 16.3 16.8 -0.4 (-1.2, 0.3)
4 PM 15.9 16.8 -0.9 (-1.7, -0.1)
Day 90
8 AM 17.3 17.6 -0.3 (-1.0, 0.5)
10 AM 16.6 16.9 -0.3 (-1.1, 0.5)
4 PM 16.7 17.0 -0.3 (-1.1, 0.5)
Mean IOP
Rhopressa
TM
N=76
Timolol
N=84
Mean
Difference
95% CI
(95% CI)
Timolol –
TM
Rhopressa

IOP
mmHg +/- SEM
24
23
22
21
20
19
18
17
16
15
14
AR-13324 0.02% (n=76)
Timolol 0.5% (n=84)
Pre-
Study
8AM
Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

15 Baseline IOP < 24 mmHg (Pre-specified analysis)

Safety/Tolerability Overview of Rhopressa
TM
(Days 15-90)
There were no drug-related serious adverse events (SAEs)
The most common adverse event was conjunctival hyperemia
•
Conjunctival hyperemia measured by biomicroscopy at 8am was
~35% of which 80% was mild
Adverse events occurring in approximately 5-13% of the subjects receiving Rhopressa
TM
included: conjunctival hemorrhage, erythema of
the eyelid, blurry vision and corneal deposits

Next Steps
Rocket 2 efficacy results (expected in Q3 2015) important in determining the next steps, which may include the need for an additional Rhopressa
TM
registration trial
Expect to file the Rhopressa
TM
NDA by the end of 2016, if additional
trial is required
Expect to commence Roclatan
TM
Phase 3 registration trials by the end
of 2015, after review of Rocket 2 results
Over $179 million on the balance sheet as of the end of Q1 2015. We are well financed to execute our strategies